================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT - May 18, 2004
                        (Date of Earliest Event Reported)



                                 SIX FLAGS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                          Commission File No. 001-13703


       Delaware                                            13-3995059
       --------                                            ----------
(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)



11501 Northeast Expressway, Oklahoma City, OK                         73131
---------------------------------------------                         -----
            (Address of principal                                    Zip Code
              executive offices)


       Registrant's telephone number, including area code: (405) 475-2500

================================================================================

ITEM 5.    OTHER EVENTS.

           On May 18, 2004, Six Flags, Inc. executed an amendment to its stockholder rights plan. The amendment eliminates all references and provisions relating to "continuing directors", including the provision that previously required a majority of the "continuing directors" to join in a decision to redeem the rights issued under the plan. The amendment is effective immediately.

           A copy of Amendment No. 1, dated as of as of May 18, 2004, to the Rights Agreement, dated as of January 12, 1998, by and between Six Flags, Inc. and The Bank of New York, as successor rights agent, are attached hereto as exhibits and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits.

           4.1 Amendment No. 1, dated as of as of May 18, 2004, to the Rights Agreement, dated as of January 12, 1998, by and between Six Flags, Inc. and The Bank of New York, as successor rights agent.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SIX FLAGS, INC.


                                     By: /s/ James M. Coughlin
                                         --------------------------------------
                                         James M. Coughlin
                                         Vice President, General Counsel and
                                         Assistant Secretary

Dated: May 19, 2004

                                  EXHIBIT INDEX



Exhibit No.                                  Description
-----------                                  -----------

   4.1 Amendment No. 1, dated as of as of May 18, 2004, to the Rights Agreement, dated as of January 12, 1998, by and between Six Flags, Inc. and The Bank of New York, as successor rights agent.